UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

ENOCHIAN BIOSCIENCES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if
other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

ENOCHIAN BIOSCIENCES INC.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on March 14, 2022 at 12:00 PM Eastern Time

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at: http://viewproxy.com/EnochianBio/2022

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 4, 2022 to facilitate timely delivery.

Important information regarding the Internet availability of the Company's proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Stockholders of Enochian BioSciences Inc.

The 2022 Annual Meeting of Stockholders of Enochian BioSciences Inc. will be held virtually on March 14, 2022 at 12:00 p.m. EST. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://viewproxy.com/EnochianBio/2022/htype.asp and then using your Virtual Control Number below. Your registration must be received by 11:59 PM EST on March 11, 2022. On the day of the Annual Meeting of Stockholders, if you have properly registered, you will log in using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled "Questions and Answers about the 2022 Meeting."

Voting Items

Proposal 1 — *Election of Directors.* To elect eight (8) members of our Board, each to hold office until the next annual meeting of stockholders or until such director's successor shall have been duly elected and qualified.

(01) Mr. Renè Sindlev	(02) Dr. Mark Dybul	(03) Dr. Carol Brosgart	(04) Mr. Gregg Alton
(05) Ms. Jayne McNicol	(06) Mr. James Sapirstein	(07) Mr. Carl Sandler	(08) Mr. Henrik Gronfeldt

Proposal 2 — *Ratification of Independent Registered Public Accounting Firm*. To ratify the appointment of Sadler, Gibb & Associates LLC ("Sadler") as the Company's independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES AND FOR PROPOSAL 2.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

INTERNET — By logging on to http://viewproxy.com/EnochianBio/2022/ Have the 11 digit control number available when you access the website and follow the instructions.

TELEPHONE — **877-777-2857 TOLL FREE**

E-MAIL — requests@viewproxy.com
* If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

VIRTUAL CONTROL NO.

ENOCHIAN BIOSCIENCES INC.

The following proxy materials are available for you to review at: http://viewproxy.com/EnochianBio/2022

•	Notice and Proxy Statement
•	Form 10-K Report

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a hard copy.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Internet and telephone voting is available through 11:59 P.M. Eastern Standard Time on March 13, 2022.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857 toll free or

By logging onto http://viewproxy.com/EnochianBio/2022/

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.